UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

NorthStrive Acquisition Corp I.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43452	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(888) 445-4886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A Ordinary Share	NSAIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the Units	NSAI	The Nasdaq Stock Market LLC
Rights included as part of the Units	NSAIR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NSAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Adoption of Corporate Governance Policies

In connection with the completion of the initial public offering of NorthStrive Acquisition Corp I. (the “Company”) in August 2026 and in accordance with applicable Securities and Exchange Commission (the “SEC”) rules and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”), on September 10, 2026, the Board of Directors (the “Board”) of the Company adopted the following corporate governance policies to be effective as of September 9, 2026:

●	Code of Conduct and Ethics (the “Code”). The Code applies to all directors, officers, and employees of the Company and is designed to promote honest and ethical conduct, full and accurate disclosure in the Company’s SEC filings, compliance with applicable laws and regulations, prompt internal reporting of violations, and accountability for adherence to the Code.

●	Insider Trading Compliance Policy (the “Insider Trading Policy”). The Insider Trading Policy establishes procedures and guidelines governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers, employees, and other covered persons. The Insider Trading Policy designates Michel Tamer as the Company’s Compliance Officer.

●	Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”). The Clawback Policy was adopted in accordance with Nasdaq listing rules and Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10D-1 promulgated thereunder.

In addition, the Board adopted the following committee charters and governance guidelines:

●	Compensation Committee Charter. The Compensation Committee is chaired by Dane May.

●	Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee is chaired by Gust Kepler.

●	Audit Committee Charter. The Audit Committee is chaired by David Goertz.

●	Corporate Governance Guidelines.

Copies of the Code, Insider Trading Policy, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Audit Committee Charter and Clawback Policy are filed as Exhibits 14.1, 19.1, 99.1, 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
14.1	Code of Conduct and Ethics
19.1	Insider Trading Compliance Policy
99.1	Compensation Committee Charter
99.2	Nominating and Corporate Governance Committee Charter
99.3	Audit Committee Charter
99.4	Policy for Recovery of Erroneously Awarded Compensation (Clawback Policy)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2026

NORTHSTRIVE ACQUISITION CORP I.

By:	/s/ Michel Tamer
Name:	Michel Tamer
Title:	Chief Executive Officer

2